MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 1999-2
June 1, 2002 through June 30, 2002

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Rec.						 597,789,058.71
B.	Level Pay Pool Bal of the Initial Rec.			 446,822,127.07
C.	Last Schd. Pmt Pool Bal of the Initial Rec.		 150,966,931.64
D.	Notes
	1 	Class A-1
		a.	Initial Bal				 326,000,000.00
		b.	Note Interest Rate			6.30%
		c.	Noteholders' Final Schd. Pmt Date	06/15/02
	2 	Class A-2
		a.	Initial Bal				 210,000,000.00
		b.	Note Interest Rate			6.80%
		c	Noteholders' Final Schd. Pmt Date	08/15/03
	3 	Class A-3
		a.	Initial Bal				 142,000,000.00
		b.	Note Interest Rate			7.00%
		c.	Noteholders' Final Schd. Pmt Date	05/15/04
	4 	Class B
		a.	Initial Bal				 62,000,000.00
		b.	Note Interest Rate			7.55%
		c.	Noteholders' Final Schd. Pmt Date	04/15/06
E.	Certificates Initial Bal				 60,000,000.00
F.	Servicing Fee Rate					1.00%
G.	Wt. Average Coupon (WAC) of the Initial Rec.		7.39%
H.	Wt. Avg. Original Term to Maturity  (WAOM) of
	Initial Rec.						52.68 months
I.	Wt. Avg. Remaining Term to Maturity (WAM) of
	Initial Rec.				 		48.33 months
J.	Number of Initial Rec.					 31,328
K.	Reserve Acct
	1 	Initial Reserve Acct Deposit Percentage of
		Initial Pool					0.15%
	2 	Reserve Acct Deposit on the Closing Date	 896,683.59
	3.	Specified Reserve Bal Percentage		0.75%
L.	Yield Supplement Acct Deposit on the Closing Date	 43,536,938.11
M.	Maximum Supplemental Reserve Percentage			2.00%
N.	Pre-Funding
	1.	Initial Pre-Funded Amt				 202,210,941.29
	2.	Initial Closing Date				10/28/99
	3.	End of Pre-Funding Period			03/31/00
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amt				2.50%
	5.	Initial Wt. Average Rate			6.68%
	6.	Negative Carry Acct Initial Deposit		 3,367,054.40

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Bal						 280,554,006.97
B.	Level Pmt Pool Bal					 153,215,879.07
C.	Last Schd. Pmt Pool Bal					 127,338,127.90
D.	Notes
	1 	Class A-1
		a.	Prior Month Note Bal		 	0.00
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
	2 	Class A-2			 		-
		a.	Prior Month Note Bal			 16,554,006.97
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		0.00
	3 	Class A-3			 		-
		a.	Prior Month Note Bal			 142,000,000.00
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
	4 	Class A-4			 		-
		a.	Prior Month Note Bal			 62,000,000.00
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
E.	Certificates Bal					 60,000,000.00
F.	Reserve Acct Bal					 5,999,703.44
G.	Supplemental Reserve Acct Bal				 11,131,664.86
H.	Yield Supplement Acct Bal				 7,173,843.42
I.	Payahead Acct Bal					 91,562.79
J.	Pre-Funding Acct Bal				 	-
K. 	Negative Carry Acct Bal				 	-
L.	Cumulative Losses for All Prior Periods			 30,545,319.37
M.	Wt. Average Coupon (WAC)				7.955%
N.	Wt. Average Remaining Term to Maturity  (WAM) 		20.46
O.	Number of Contracts					 23,601.00
P.	Total Subsequent Rec. Sold as of Related Cutoff Dates
	1 	Level Pay Bal					 154,119,547.96
	2 	Last Schd. Pmt Bal				 48,051,851.91
	3 	Total						 202,171,399.87

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Pmt Principal
	1.	Schd. Principal Reduction			 244,771.19
	2.	PrePmts in Full					 55,883.60
	3.	Repurchased Rec. Principal 			-
	4.	Repurchased Rec. Interest			-
B.	Total Collections for Precomputed Contracts 		 325,054.97
C.	Precomputed Contracts - Principal on Last Sched. Pmts
	1.	Collected Principal				 77,261.79
	2.	Repurchased Rec. Principal 			-
	3.	Repurchased Rec. Interest			-
	4.	Last Sched. Pmt Princ. Paid in Full Prior
		to Month of Maturity				 77,779.09
	5.	Last Sched. Pmt Principal Due on Loans
		Matured This Month			 	-
D.	Simple Interest Contracts - Level Pmt
	1.	Principal Reduction				 8,805,508.22
	2.	Collected Principal				 8,576,342.91
	3.	Collected Interest				 1,623,618.85
	4.	Repurchased Rec. Principal 			 14,605.39
	5.	Repurchased Rec. Interest			 106.71
E.	Simple Interest Contracts - Principal on Last
	Schd. Pmts
	1.	Collected Principal				 2,343,623.68
	2.	Repurchased Rec. Principal 			-
	3.	Repurchased Rec. Interest			-
	4.	Last Schd. Pmt Princ. Collected Prior to
		Month of Maturity				 2,053,472.47
	5.	Last Schd. Pmt Principal Due on Loans
		Matured This Month				 339,244.11
F.	Yield Supplement Information
	1.	Yield Supplement Amt 				 571,546.55
	2.	Specified Yield Supplement Acct Bal		 6,498,209.12
	3.	Deposit to YSA for Subsequent Rec. Sold
		This  Period			 		-
G.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances 		 149,797.41
		b.	Pmts Due on Subsequent Rec. Sold
			This Period		 		-
		c.	Current Month Actuarial Advances 	 46,953.09
		d.	Reimbursement of Actuarial Advances	 40,011.73
		e.	Ending Actuarial Advances		 156,738.77
	2.	Precomputed Loans - Last Schd. Pmt Advances
		a.	Beginning Last Schd. Pmt Advances	 129,224.65
		b.	Current Month Last Schd. Pmt Advances	-
		c.	Reimbursement of Last Schd.
			Pmt Advances 				 6,696.43
		d.	Ending Last Schd. Pmt Advances		 122,528.22
	3.	Simple Interest Loans - Last Schd.
		Pmt Advances
		a.	Beginning Last Schd. Pmt Advances	 944,132.96
		b.	Current Month Last Schd. Pmt Advance	 219,375.60
		c.	Reimbursement of Last Schd. Pmt
			Advances				 197,507.04
		d.	Ending Last Schd. Pmt Advances		 966,001.52
	4.	Net Servicer Advances 				 22,113.49
H.	Payahead Acct Activity
	1.	Net Increase/(Decrease) in Payahead Acct Bal	(8,456.83)
	2.	Payahead Bal of Loans Defaulted this Period	-
	3.	Deposit to Payahead Acct for Subsequent
		Rec. Sold This  Period			 	-
	4.	Ending Payahead Bal 				 83,105.96
I.	Rule of 78s Pmt				 		-
J.	Wt. Average Coupon of Remaining  Portfolio (WAC)	7.979%
K.	Wt. Average Remaining Maturity of  Portfolio (WAM)	19.65
L.	Remaining Number of Rec.				 22,902
M.	Delinquent Contracts	Contracts 		 Amount
	1.	30-59 Days
		Delinquent	 1,192 	5.20%	 16,102,371.57 	6.03%
	2.	60-89 Days
		Delinquent	276 		1.21%	 4,035,707.65 	1.51%
	3.	90 Days or more
		Delinquent	143 		0.62%	 2,068,663.55 	0.77%
N.	Net Loss and Defaulted Rec.
	Information
	1.	Vehicles Repossessed
		During Month 	76 				 542,971.50
	2.	Loans Defaulted During
		the Month	129
	3.	Level Pmt Principal Bal of
		Defaulted Rec.					 939,446.38
	4.	Last Schd. Pmt Principal Bal of
		Defaulted Rec.					 989,145.08
	5.	Level Pmt Liquidation Proceeds			 431,180.43
	6.	Last Schd. Pmt Liquidation Proceeds		 83,945.31
	7.	Recoveries of Level Pmt and Last Scheduled
		Pmt on Previously Defaulted Receivables		 494,571.46
O.	Pool Bals
	1.	Total Pool Bal					 267,034,151.44
	2.	Level Pay Pool Bal				 143,155,664.29
	3.	Last Schd. Pmt Pool Bal				 123,878,487.15
P.	Principal Bal of Subsequent Rec. Sold This
		 Period As of Subsequent Transfer Date
	1.	Level Pay Bal			 		-
	2.	Last Schd. Pmt Bal			 	-
	3.	Total Principal Bal			 	-

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Acct Investment Income				 7,010.17
B.	Collection Acct Investment Income			 16,400.52
C.	Payahead Acct Investment Income				122.74
D.	Yield Supplement Acct Investment Income			 8,822.29
E.	Supplemental Reserve Acct Investment Income		 12,998.25
F.	Pre-Funding Acct Investment Income			-
G.	Negative Carry Acct Investment Income			-

V. PRE-FUNDING ACTIVITY
A.	Subsequent Rec. Sold This Period
	1.	Principal Bal of Subsequent Rec. Sold
		This  Period			 		-
	2.	Subsequent Cutoff Date for Subsequent
		Rec. Sold This  Period				n/a
	3.	Subsequent Transfer Date for Subsequent
		Rec. Sold This  Period				n/a
	4.	Deposit to Reserve Acct for Subsequent
		Rec. Sold This  Period			 	-
	5.	Deposit to Yield Supplement Acct for
			 Subsequent Rec. Sold This Period	-
	6.	Deposit to Payahead Acct for Subsequent
		Rec. Sold This  Period			 	-
	7.	Amt Paid to Seller for Subsequent Rec.
		Sold This Period			 	-
B.	End of Pre-Funding Period 				03/31/00
C.	Pre-Funded Amt
	1.	Beginning Pre-Funding Amt			-
	2.	Principal Bal of Subsequent Rec.
		Sold This  Period			 	-
	3.	Remaining Pre-Funded Amt Payable
		to Noteholders This Period Due to End of
		Pre-Funding Period		 		-
	4.	Remaining Pre-Funded Amt Payable
		to Noteholders  This Period Due to Bal.
		Less than $100,000		 		-
	5.	Remaining Pre-Funding Amt			-
D.	Negative Carry Acct
	1.	Calculation of Negative Carry Amt for
		the Current Period
		a.	Accrued Note Interest for
			this Period				 1,312,222.70
		b.	Pre-Funded Percentage			0.00%
		c.	Net Investment Earnings on the
			Pre-Funded Amt		 		-
		d.	Negative Carry Amt for the
			Current Period		 		-
	2.	Maximum Negative Carry Amt
		a.	Wt. Average Rate based on
			Ending Note Bals			7.16%
		b.	Note Percentage based on Ending
			Note Bals				77.53%
		c.	Remaining Pre-Funded Amt		-
		d.	Actual Number of Days From Pmt
			Date to End of Pre-Funding Period	-
		e.	Maximum Negative Carry Amt		-
		f.	Required Negative Carry Acct Bal	-
E. 	Total Subsequent Rec. Sold as of Related Cutoff Dates
	1.	Level Pay					 154,119,547.96
	2.	Last Schd.					 48,051,851.91
	3.	Total						 202,171,399.87
F.	Total Initial and Subsequent Rec. Sold as of
	Related Cutoff Dates
	1.	Level Pay					 600,941,675.03
	2.	Last Schd.					 199,018,783.55
	3.	Total						 799,960,458.58
G.	Specified Reserve Bal					 5,999,703.44

VI.  COLLECTIONS
A.	Level Pmts Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts 	 325,054.97
	2.	Collected Principal on Simple
		Interest Contracts 				 8,576,342.91
	3.	Collected Interest on Simple Interest
		Contracts 					 1,623,618.85
	Total							 10,525,016.73

B.	Last Schd. Pmt Principal Collections			 2,420,885.47
C.	Remaining Pre-Funded Amt Due to Noteholders		0.00
D.	Net Change in Payahead Acct Bal 			8,456.83
E.	Net Liquidation Proceeds and Recoveries Received 	1,009,697.20
F.	Principal and Interest on Purchased or
	Repurchased Contracts 					14,712.10
G.	Exclusion of Rule of 78's Pmts 				0.00
H.	Net Servicer Advances/(Reimbursements) 			22,113.49
I.	Yield Supplement Amt 					571,546.55
J.	Net Investment Earning on the Pre-Funding Acct		0.00
K.	Negative Carry Amt 					0.00
L.	Available Funds						14,572,428.37

VII.  DISTRIBUTIONS
A.	Principal Distribution Amt
	1 	Principal Pmt (Excl. Repurchases and
		Defaulted Rec.)   				11,576,658.68
	2 	Principal Pmt on Purchased and
		Repurchased Contracts  				14,605.39
	3 	Principal Pmt of Defaulted Rec.  		1,928,591.46
	4 	Total Schd. Principal				13,519,855.53
	5 	Principal Carrryover Shortfall			0.00
	6 	Remaining Pre-Funded Amt Due To Noteholders	0.00
	7 	Total Principal Distribution Amt		13,519,855.53
B.	Total Required Pmt
	1 	Total Servicing Fee  				0.00
	2 	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				93,806.04
		c. 	Class A-3 				828,333.33
		d.	Class B 				390,083.33
		e.	Total Accrued Note Interest		1,312,222.70
	3 	Principal Distribution Amt Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,519,855.53
		c. 	Class A-3				0.00
		d.	Class B 				0.00
		e.	Total Principal Distribution Amt	13,519,855.53
	4 	Total Required Pmt 				14,832,078.23
	5 	Available Funds					14,572,428.37
	6 	Supplemental Reserve Acct TRP Draw Amt 		259,649.86
	7 	Reserve Acct TRP Draw Amt			0.00
	8 	Total Available Funds				0.00
C.	Current Period Pmts
	1 	Servicing Fee paid				0.00
	2 	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				93,806.04
		c. 	Class A-3 				828,333.33
		d.	Class B					390,083.33
		e.	Total Interest Paid			1,312,222.70
	3 	Remaining Available Funds			13,519,855.53
	4 	Principal Pmts
		a.	Class A-1 				0.00
		b.  	Class A-2 				13,519,855.53
		c. 	Class A-3 				0.00
		d.	Class B					0.00
		e.	Total Principal Pmts			13,519,855.53
D.	Current Period Shortfalls
	1 	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class B					0.00
		e.	Total Interest Carryover Shortfall	0.00
	2 	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class B					0.00
		e.	Total Principal Carryover Shortfall	0.00
E.	Reserve Acct
	1 	Beginning Reserve Acct Bal			5,999,703.44
	2 	Plus:  Deposit to Reserve Acct for
		Subsequent Rec. Sold This  Period		0.00
	3 	Plus: Reserve Acct Investment Income		7,010.17
	4 	Less: Reserve Acct Advance Draw Amt		0.00
	5 	Less: Reserve Acct TRP Draw Amt			0.00
	6 	Reserve Acct Bal before Deposit to
		Reserve Acct					6,006,713.61
	7 	Specified Reserve Acct Bal			5,999,703.44
	8 	Amt Necessary to Reinstate Reserve Acct
		to Specified Reserve Bal 			0.00
	9 	Funds Available for Deposit to Reserve Acct	0.00
	10 	Amt Deposited to Reserve Acct			0.00
	11 	Reserve Acct Investment Income Released
		to Seller					7,010.17
	12.	Ending Reserve Acct Bal				5,999,703.44
F.	Supplemental Reserve Acct
	1 	Beginning Supplemental Reserve Acct Bal		11,131,664.86
	2 	Plus: Supplemental Reserve Acct
		Investment Income				12,998.25
	3 	Less: Supplemental Reserve Acct Advance
		Draw Amt					0.00
	4 	Less: Supplemental Reserve Acct TRP Draw Amt	259,649.86
	5 	Supplemental Reserve Acct Bal before
			Deposit to Supplemental Reserve Acct	10,885,013.25
	6 	Maximum Supplemental Reserve Acct Bal		15,999,209.17
	7 	Amt Necessary to Reinstate Supplemental
			 Reserve Acct to Maximum Balance	5,114,195.92
	8 	Funds Available for Deposit to Supplemental
		Reserve Acct					0.00
	9 	Amt Deposited to Supplemental Reserve Acct	0.00
	10 	Supplemental Reserve Acct Investment
		Income Released to Seller			0.00
	11 	Ending Supplemental Reserve Acct Bal		10,885,013.25
G.	Excess Funds Deposited to Certificate
	Distribution Acct					0.00
H	Total Distributions					14,832,078.23

VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Bals and Principal Factors	of Period		of Period
	1.	Total Pool Bal		280,554,006.97 	267,034,151.44
	2.	Total Pool Factor	0.3507098 		0.3338092
	3.	Level Pmt Pool Bal	153,215,879.07 	143,155,664.29
	4.	Level Pmt Pool Factor	0.2549596 		0.2382189
	5.	Note Bal
		a.	Class A-1	0.00 			0.00
		b.	Class A-2	16,554,006.97 	3,034,151.44
		c. 	Class A-3	142,000,000.00 	142,000,000.00
		d.	Class B 	62,000,000.00 	62,000,000.00
		e.	Total		220,554,006.97 	207,034,151.44
	6.	Pool Factor
		a.	Class A-1	0.0000000 		0.0000000
		b.	Class A-2	0.0788286 		0.0144483
		c. 	Class A-3	1.0000000 		1.0000000
		d.	Class B 	1.0000000 		1.0000000
	7.	Certificate Bal		60,000,000.00 	60,000,000.00
	8.	Certificate Pool
		Factor			1.0000000 		1.0000000
	9.	Last Schd. Pmt
		Pool Bal		127,338,127.90 	123,878,487.15
B.	Portfolio Information
	1.	Wt. Average Coupon of
		Portfolio (WAC)		7.955%			7.979%
	2.	Wt. Average Remaining
		Term to Maturity of
		Portfolio (WAM)
		in months		20.46 			19.65
	3.	Remaining Number
		of Rec.			23,601 		22,902


IX.  NET LOSS AND DELINQUENCY ACTIVITY

A.	Realized Losses for Collection Period			1,413,466
B.	Realized Losses for Collection Period Less Recoveries	918,894
C.	Cumulative Losses for all Periods  			31,464,214
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1,192 	5.20%	16,102,371.57 	6.03%
	2.	60-89 Days
		Delinquent	276 		1.21%	4,035,707.65 		1.51%
	3.	90 Days or more
		Delinquent	143 		0.62%	2,068,663.55 		0.77%
	4.	Vehicles Repossessed
		During Collection
		Period
		[IIIN.(1.)]	76 		0.32%	542,972

X.  AVERAGE LOSS AND DELINQUENCY RATIOS

A.	Annualized Ratio of Realized Losses
	to Pool Bal for Each Collection Period
	1.	Second Preceding Collection Period		6.54%
	2.	Preceding Collection Period			4.69%
	3.	Current Collection Period 			6.05%
	4.	Three Month Average 				5.76%

B.	Annualized Net Loss					3.93%

C.	Ratio of Bal of Contracts Delinquent 60 Days
	or More to the Pool Bal as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		1.68%
	2.	Preceding Collection Period			1.88%
	3.	Current Collection Period 			2.18%
	4.	Three Month Average 				1.91%

XI.  RECONCILIATION OF COLLECTION Acct
A.	Transfers Into Collection Acct
	1.	Transfer of Daily Collections
		(input from bank records)			13,955,599.40
	2.	Yield Supplement Amt from MMCA			571,546.55
	3.	Net Servicer Advances (if positive) 		22,113.49
	4.	Supplemental Reserve Acct Draw for
		Total Required Pmt				259,649.86
	5.	Reserve Acct Draw for Total Required Pmt 	0.00
	6.	Deposit from Payahead Acct  			8,456.83
	7.	Collection Acct Investment Income  		16,400.52
	8.	Transfer of Negative Carry Amt from
		Negative Carry Acct				0.00
	9.	Transfer of Net Earnings on Pre-Funding Acct	0.00
	10.	Total Transfers Into Collection Acct		14,833,766.65
B.	Transfers from Collection Acct
	1.	To Servicer
		a.	Total Servicing Fee			0.00
		b.	Rule of 78's Pmt			0.00
		c.	Net Reimbursement of Servicer
			Advance or Pmts Due Prior to
			Cutoff Date				0.00
		d.	Less:  Total Principal and
			Interest on Repurchases
			(Netted from Amts Due Servicer) 	(14,712.10)
		e.	Total To Servicer (Net of
			Total Repurchases)			(14,712.10)

	2.	Total Required Pmt Distributed
		(Net of Servicing)				14,832,078.23
	3.	Deposit to Payahead Acct 			0.00
	4.	Deposit to Reserve Acct 			0.00
	5.	Deposit to Supplemental Reserve Acct 		0.00
	6.	Deposit To Certificate Distribution Acct
		a.	Excess Funds				0.00
		b.	Collection Acct Investment Income	16,400.52
		c.	Total to Certificate
			Distribution Acct			16,400.52
	7.	Total Transfers from Collection Acct		14,833,766.65

XII.  RECONCILIATION OF RESERVE Acct
A.	Beginning Bal of Reserve Acct 				5,999,703.44
B.	Transfers Into Reserve Acct
	1.	Reserve Acct Deposit from Available Funds 	0.00
	2.	Reserve Acct Investment Income   		7,010.17
	3.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	4.	Total Transfers Into Reserve Acct		7,010.17
C.	Total Transfers In and Beginning Bal			6,006,713.61
D.	Distributions From Reserve Acct
	1.	Transfer to Servicer for Reserve Acct
		Advance Draw Amt				0.00
	2.	Transfer to Collection Acct for
		   Reserve Acct TRP Draw Amt  			0.00
	3.	Reserve Acct Investment Income to Seller	7,010.17
	4.	Total Transfers From Reserve Acct		7,010.17
E.	Ending Bal   [VIIIJ.]					5,999,703.44
F.	Total Distributions and Ending Bal			6,006,713.61

XIII.  RECONCILIATION OF SUPPLEMENTAL RESERVE Acct
A.	Beginning Bal of Supplemental Reserve Acct		11,131,664.86
B.	Transfers Into Supplemental Reserve Acct
	1.	Supplemental Reserve Acct Deposit
		from Available Funds 				0.00
	2.	Supplemental Reserve Acct Investment Income  	12,998.25
	3.	Total Transfers Into Supplemental
		Reserve Acct					12,998.25
C.	Total Transfers In and Beginning Bal			11,144,663.11
D.	Distributions From Supplemental Reserve Acct
	1.	Transfer to Servicer for Supplemental
		    Reserve Acct Advance Draw Amt		0.00
	2.	Transfer to Collection Acct for
		   Supplemental Reserve Acct TRP Draw Amt  	259,649.86
	3.	Supplemental Reserve Acct Investment Income
		to Seller 					0.00
	4.	Total Transfers From Supplemental
		Reserve Acct					259,649.86
E.	Ending Bal  						10,885,013.25
F.	Total Distributions and Ending Bal			11,144,663.11

XIV.  RECONCILIATION OF PAYAHEAD Acct
A.	Beginning Bal of Payahead Acct				91,562.79
B.	Transfers Into Payahead Acct
	1.	Net Payahead Transfer from Collection Acct 	0.00
	2.	Payahead Acct Investment Income    		122.74
	3.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	4.	Total Transfers Into Payahead Acct  		122.74
C.	Total Transfers In and Beginning Bal			91,685.53
D.	Distributions From Payahead Acct
	1.	Net Payahead Transfer to Collection Acct  	8,456.83
	2.	Transfer Investment Income to
		Servicer    [IVC.]				122.74
	3.	Total Transfers From Payahead Acct		8,579.57
E.	Payahead Acct Ending Bal    				83,105.96
F.	Total Distributions and Ending Bal			91,685.53

XV.  RECONCILIATION OF YIELD SUPPLEMENT Acct
A.	Beginning Bal of Yield Supplement Acct 			7,173,843.42
B.	Transfers IntoYield Supplement Acct
	1.	Yield Supplement Acct Investment Income   	8,822.29
	2.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	3.	Total Transfers Into Yield Supplement Acct	8,822.29
C.	Total Transfers and Beginning Bal  			7,182,665.71
D.	Distributions From Yield Supplement Acct
	1.	Yield Supplement Amt to Collection Acct 	0.00
	2.	Transfer Investment Income to Seller		8,822.29
	3.	Transfer Reduction in Specified YSA Bal
		to Seller 					675,634.30
	4.	Total Transfers From Yield
		Supplement Acct					684,456.59
E.	Specified Yield Supplement Acct Ending Bal 		6,498,209.12
F.	Total Distributions and Ending Bal			7,182,665.71

XVI.  RECONCILIATION OF NOTE Pmt Acct
A.	Transfers Into Note Pmt Acct
	1.	Total Required Pmt Distributed (less Total
		   Servicing Fee) from Collection Acct		14,832,078.23
	2.	Total Transfers Into Note Pmt Acct		14,832,078.23
B.	Distributions from Note Pmt Acct
	1.	Pmts to Noteholders
		a.	Class A-1				0.00
		b.	Class A-2				13,613,661.57
		c.	Class A-3				828,333.33
		d.	Class B					390,083.33
		e.	Total Pmts to Noteholders		14,832,078.23
	2.	Ending Bal of Note Pmt Acct			0.00
C.	Total Distributions and Ending Bal			14,832,078.23

XVII.  RECONCILIATION OF CERTIFICATE DISTRIBUTION Acct
A.	Transfers Into Certificate Distribution Acct
	1.	Excess Funds Deposited from Collection Acct	0.00
	2.	Collection Acct Investment Income		16,400.52
	3.	Total Transfers into Certificate
		Distribution Acct				16,400.52
B.	Distributions from Certificate Distribution Acct
	1.	Pmts to Certificateholders			16,400.52
	2.	Ending Bal					0.00
E.	Total Distributions and Ending Bal			16,400.52

XVIII.  RECONCILIATION OF PRE-FUNDING Acct
A.	Beginning Bal of Pre-Funding Acct			0.00
B.	Pre-Funding Acct Investment Income			0.00
C.	Total Transfers In and Beginning Bal			0.00
D.	Distributions from Pre-Funding Acct
	1.	Transfer Investment Income to
		Collection Acct					0.00
	2.	Transfer to Reserve Acct for Sale of
		Subsequent Rec.					0.00
	3.	Transfer to Yield Supplement Acct for Sale
		of Subsequent Rec.				0.00
	4.	Transfer to Payahead Acct for Subsequent
		 Rec. Sold This  Period				0.00
	5.	Transfer to Seller for Sale of
		Subsequent Rec.					0.00
	6.	Transfer to Collection Acct of Remaining
		Bal Due Noteholders				0.00
	7.	Total Transfers From Pre-Funding Acct		0.00
E.	Pre-Funding Acct Ending Bal				0.00
F.	Total Distributions and Ending Bal			0.00

XIX.  RECONCILIATION OF NEGATIVE CARRY Acct
A.	Beginning Bal of Negative Carry Acct			0.00
B.	Negative Carry Acct Investment Income			0.00
C.	Total Transfers In and Beginning Bal			0.00
D.	Distributions from Negative Carry Acct
	1.	Transfer of Negative Carry Amt to
		Collection Acct					0.00
	2.	Release Investment Income from Negative
		Carry Acct to Seller  				0.00
	3.	Release Excess Funds from Negative Carry
		Acct to Seller  				0.00
	4.	Total Transfers From Negative Carry Acct	0.00
E.	Negative Carry Acct Ending Bal				0.00
F.	Total Distributions and Ending Bal			0.00

XX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Acct
	1.	To Note Pmt Acct  				14,832,078.23
	2.	To Servicer (MMCA)   				(14,712.10)
	3.	To Payahead Acct  				0.00
	4.	To Reserve Acct  				0.00
	5 	To Supplemental Reserve Acct			0.00
	6.	To Certificate Distribution Acct  		16,400.52
	7.	Total Distributions From Collection Acct    	14,833,766.65

B.	Distributions From Reserve Acct
	1.	To Collection Acct    				0.00
	2.	To Seller  					7,010.17
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Acct   	0.00

C.	Distributions From Supplemental Reserve Acct
	1.	To Collection Acct   				0.00
	2.	To Seller 					0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Supplemental
		Reserve Acct   					0.00

D.	Distributions From Payahead Acct
	1.	To Collection Acct  				8,456.83
	2.	Investment Income to Servicer
		(MMCA)    [IVC.]				122.74
	3.	Total Distributions From Payahead Acct    	8,579.57

E.	Distributions From Yield Supplement Acct
	1.	To Collection Acct				0.00
	2.	Investment Income to Seller  			8,822.29
	3.	Reduction in Specified Yield Suppl. Acct
		Bal to Seller  					675,634.30
	4.	Total Distributions From Yield
		Supplement Acct 				684,456.59

F.	Distributions From Pre-Funding Acct
	1.	To Reserve Acct					0.00
	2.	To Yield Suplement Acct				0.00
	3.	To Collection Acct				0.00
	4.	To Payahead Acct				0.00
	5.	To Seller for Sale of Subsequent Rec.		0.00
	6.	Total Distributions from Negative
		Carry Acct					0.00

G.	Distributions From Negative Carry Acct
	1.	To Collection Acct				0.00
	2.	To Seller  					0.00
	3.	Total Distributions from Negative
		Carry Acct					0.00

			Total					15,533,812.98
H.	Total Distributions From All Accts to:
	1.	Note Pmt Acct  					14,832,078.23
	2.	Servicer (MMCA) [XIB.(1)E.]			(14,589.36)
	3.	Seller 						691,466.76
	4.	Collection Acct  				8,456.83
	5.	Certificate Distribution Acct  			16,400.52
	6.	Reserve Acct  					0.00
	7.	Supplemental Reserve Acct			0.00
	8.	Payahead Acct  					0.00
	9.	Yield Supplement Acct				0.00
	10.	Total Distributions From All Accts		15,533,812.98